SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the
      Commission Only (as permitted by
      Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12

                                 INTERCEPT, INC.
                (Name Of Registrant As Specified In Its Charter)

                                JANA PARTNERS LLC
                             JANA MASTER FUND, LTD.
    (Name Of Person(s) Filing Proxy Statement, If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration Statement No.:
          (3) Filing Party:
          (4) Date Filed:

                                JANA PARTNERS LLC
                                 201 Post Street
                             San Francisco, CA 94108
                                  May [_], 2004

Dear InterCept, Inc. Shareholder:

         We are a shareholder of InterCept just like you, and like the shareholder of any public company, no matter how big or small the investment, we believe in three things:

                  - GETTING A FAIR RETURN ON YOUR INVESTMENT -
                          - GOOD CORPORATE GOVERNANCE -
                            - SHAREHOLDER DEMOCRACY -

ON THE BASIS OF THESE CORE PRINCIPLES, WE BELIEVE IT IS TIME FOR A CHANGE AT INTERCEPT.

         But we cannot do it without your support. We know you receive many communications this time of year, but we believe you will receive few if any more important than this. We are proposing FUNDAMENTAL CHANGES both in the board membership and the governance of InterCept, changes which we believe will mark a turning point in the direction of the company, AND EVERY SINGLE VOTE IS ABSOLUTELY CRITICAL.

         You will hear many things from the current management regarding our nominees and proposals. We encourage you to give full and fair consideration to both sides. But at the end of the day, we also ask you to consider one basic question: WHO IS MORE LIKELY TO BE FIGHTING FOR MY INTERESTS, THE CURRENT MANAGEMENT OR A SHAREHOLDER LIKE MYSELF?

         Like you, we profit only if InterCept profits. Like you, we receive no salary, bonuses, options or other compensation from InterCept. Like you, our only concern is seeing the value of InterCept's shares realize their maximum potential. It is for these reasons that we are seeking your support for the following proposals.

           PROPOSAL 1: ELECT JANA'S NOMINEES TO THE BOARD OF DIRECTORS

         We are asking for your support in electing our two board nominees, who will aggressively pursue the highest possible return for all shareholders. Given what we know, including that two of the three independent directors who evaluated a possible sale of the company earlier this year recommended that the sale process continue, we believe that one likely way to maximize the value of the company would be through sale to a strategic buyer. However, our nominees will be relentless in their pursuit of the best options for the company and will evaluate ALL PROPOSALS TO MAXIMIZE VALUE.

         PROPOSAL 2: GIVE SHAREHOLDERS GREATER POWER TO REMOVE DIRECTORS

         Currently, shareholders have no right to remove directors, NO MATTER HOW POOR THE COMPANY'S PERFORMANCE, short of "cause", such as fraud or criminal conduct. Particularly given the tremendous decline in the company's equity value, we find this unacceptable.

      PROPOSAL 3: LET SHAREHOLDERS FILL VACANCIES ON THE BOARD OF DIRECTORS

         InterCept shareholders also currently have no right to fill vacancies on the board UNDER ANY CIRCUMSTANCES. As a result, when the two independent directors referred to above resigned as a result of the board's decision to discontinue the sale evaluation process, the board was able to hand-pick replacements with no shareholder input.

    PROPOSAL 4: LOWER THE THRESHOLD FOR SHAREHOLDERS TO CALL SPECIAL MEETINGS

         Currently only the holders of a majority of the company's shares can call a special meeting of the company to address issues of importance to them.

         EACH OF PROPOSALS 2, 3 AND 4 IS BASED ON A SIMPLE PRINCIPLE:
SHAREHOLDER DEMOCRACY. EVEN IF MANAGEMENT DISAGREES WITH US ABOUT THE RIGHT DIRECTION FOR INTERCEPT, WE ARE SURPRISED AND DISAPPOINTED THAT THEY ARE OPPOSED TO PROPOSALS DESIGNED SOLELY TO GIVE SHAREHOLDERS A GREATER VOICE IN THE AFFAIRS OF THE COMPANY.

         Under the current terms of InterCept's preferred stock, each of our proposals to amend the bylaws must be consented to by the holder of the majority of the preferred stock. We plan to seek such consent and hope that this holder will support our efforts to increase shareholder democracy.

         YOUR VOTE IS ESPECIALLY IMPORTANT THIS YEAR. PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU HAVE ALREADY SENT IN INTERCEPT'S WHITE PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING AND RETURNING A LATER DATED GOLD PROXY CARD.

         We face an uphill climb in this effort, including management opposition to our proposals to empower shareholders and high voting thresholds for some of our proposals. But with your support, we can overcome these obstacles and deliver on the common goal of all InterCept shareholders: REALIZING THE MAXIMUM VALUE OF YOUR INVESTMENT.

         InterCept's 2004 Annual Meeting will be held on Thursday, June 24, 2004, at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, 30092, beginning at 8:30 a.m. EDT.

         On behalf of our nominees and ourselves, we look forward to working with you and thank you for your support. We encourage you to contact our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885, with any questions or to learn more.

                                   Very truly yours,


                                   /s/ Barry S. Rosenstein
                                   ---------------------------
                                       Barry S. Rosenstein
                                       Managing Director
                                       JANA Partners LLC

                               PROXY STATEMENT OF
                                JANA PARTNERS LLC
                           AND JANA MASTER FUND, LTD.

                            -------------------------

                     2004 ANNUAL MEETING OF SHAREHOLDERS OF
                                 INTERCEPT, INC.

                            -------------------------

             YOUR VOTE IS ESPECIALLY IMPORTANT AT THIS YEAR'S ANNUAL MEETING. PLEASE SIGN, DATE AND RETURN THE GOLD CARD TODAY.

                            -------------------------

                                  INTRODUCTION

         JANA Partners LLC and JANA Master Fund, Ltd. (together, "JANA", "we" or "us") is providing you with this proxy statement and the enclosed GOLD proxy card because we are seeking your support to make fundamental changes in the leadership and governance of InterCept, Inc. (the "Company" or "InterCept") at the Company's 2004 Annual Meeting of Shareholders (the "Annual Meeting").

         This Proxy Statement and the accompanying GOLD proxy card are first being sent or given to the Company's shareholders on or about May 24, 2004.

         JANA's goals are to maximize the value of InterCept for all of its shareholders and to give the voice of the shareholders the prominence it deserves in the future of the Company. Like you, we are shareholders of InterCept and stand to profit not from salaries, bonuses, stock options or other perks, but from only one thing: the realization of the full potential of InterCept's value.

         We believe that the Board of Directors of the Company (the "Board of Directors") was wrong to abandon the sale process it began late last year over the objections of two of the three independent directors assigned to evaluate a sale of the Company. We also believe the Board of Directors was wrong to replace these two independent directors, who resigned as a result of the Board of Directors' decision, with hand-picked replacements without any input from shareholders.

         We therefore believe it is time to elect directors who will be RELENTLESS IN EXPLORING EVERY POSSIBLE MEANS OF INCREASING SHAREHOLDER VALUE. This includes the full exploration of a sale of the Company, as well as any other conceivable means to maximize the value of your investment in InterCept. We also believe it is time to amend the bylaws to GIVE SHAREHOLDERS THE VOICE THEY DESERVE, including giving them greater power to choose directors, rather than having them selected for them by the Board of Directors.

         Therefore, we are seeking your support for our two nominees named below in "PROPOSAL 1: ELECTION OF DIRECTORS" to serve as Class III directors on the

Board of Directors whose terms will expire in 2007. Both of our nominees will be dedicated solely to maximizing value for InterCept's shareholders and will fully explore all avenues to achieve this goal.

         Furthermore, JANA is seeking your support for the following three proposals to amend the Company's bylaws, each of which has the sole purpose of increasing shareholder democracy at InterCept:

o Give shareholders greater power to remove directors.
o Let shareholders fill vacancies on the Board of Directors.
o Lower the threshold for shareholders to call special meetings.

         These proposals are further described below in "PROPOSALS 2, 3 AND 4:
BYLAW AMENDMENTS".

         The Board of Directors has set April 15, 2004 as the record date for the Annual Meeting, The Company's principal executive offices are located at 3150 Holcomb Bridge Road, Suite 200, Norcross, GA 30071.

         PLEASE COMPLETE, SIGN, DATE AND RETURN ONLY THE GOLD PROXY CARD AND DO NOT RETURN ANY PROXY CARD FROM INTERCEPT. IF YOU HAVE ALREADY RETURNED INTERCEPT'S WHITE PROXY CARD, YOU CAN CHANGE YOUR VOTE BY SIGNING AND RETURING A LATER-DATED GOLD PROXY CARD.

         IF YOU NEED HELP OR HAVE QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED GOLD PROXY CARD PLEASE CONTACT:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                               New York, NY 10016
                                 (800) 322-2885

                             ----------------------

          THIS SOLICITATION IS BEING MADE BY JANA AND NOT ON BEHALF OF
                               INTERCEPT'S BOARD.

                             INFORMATION ABOUT JANA

         JANA Partners LLC, a Delaware limited liability company, is a private money management firm with assets under management of approximately $1.4 billion. JANA Partners LLC beneficially owns 1,796,437 shares of the Company's common stock (approximately 8.9% of the shares outstanding) in various accounts under its management and control, including JANA Master Fund, Ltd., a Cayman Islands exempted company. The principals of JANA are Barry Rosenstein and Gary Claar. The principal business address of JANA is 201 Post Street, Suite 1000, San Francisco, California 94108.

         JANA, as a greater than 5% shareholder of the Company, is subject to the filing requirements of the Securities Exchange Act of 1934, and is required to file periodic reports and other information with the SEC relating to its ownership of the Company's common stock. These reports and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facility may be obtained from the SEC by telephoning 1-800-SEC-0330. JANA's and the Company's filings are also available to the public on the SEC's Internet site, at www.sec.gov. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Intercept's common stock is listed on the Nasdaq National Market. Reports and other information regarding Intercept are available for inspection at the National Association of Securities Dealers, Inc. at 9513 Key West Avenue, Rockville, Maryland 20850.

                                    IMPORTANT

         JANA STRONGLY RECOMMENDS THAT YOU VOTE FOR ITS NOMINEES AND BYLAW AMENDMENT PROPOSALS BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED GOLD PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING IN PERSON.

         HOLDERS OF RECORD OF INTERCEPT COMMON STOCK AS OF APRIL 15, 2004, ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF YOU SOLD YOUR SHARES AFTER THAT DATE.

         IF YOU HAVE PURCHASED INTERCEPT COMMON STOCK AFTER APRIL 15, 2004, AND WISH TO VOTE YOUR SHARES AT THE ANNUAL MEETING, YOU SHOULD SEEK TO OBTAIN A PROXY FROM THE PERSON THAT SOLD YOU YOUR SHARES.

         IF YOUR INTERCEPT COMMON STOCK WAS HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE ON APRIL 15, 2004, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED ON THE GOLD PROXY CARD.

         IF YOU NEED ASSISTANCE OR HAVE QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE ACCOMPANYING GOLD PROXY CARD PLEASE CONTACT:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                               New York, NY 10016
                                 (800) 322-2885

                             ----------------------

                 BACKGROUND OF AND REASONS FOR THIS SOLICITATION

         This proxy contest is about one thing: maximizing value for the shareholders of the Company. JANA's nominees to the Board of Directors will aggressively pursue all possible means to realizing the maximum value of InterCept's stock. Furthermore, JANA's proposals to amend the bylaws of the Company are all designed to give greater power to the people who have the most to gain from the realization of the Company's full value, the shareholders.

         The recent activities of the Board of Directors strongly indicate that a change in the membership of the Board of Directors will be required for the Company to promptly and thoroughly explore the opportunity to realize the maximum value of the Company for its shareholders. Additionally, JANA believes that recent events also show that there is a serious imbalance of power between the Board of Directors and the shareholders of InterCept which must be addressed.

         On October 30, 2003, the Company announced that its Chairman and CEO, John W. Collins, intended to make an offer to take the Company private. The Board of Directors formed a special independent committee of three directors (the "Special Committee") to evaluate the possible sale of the Company. On December 12, 2003, the Company announced that Mr. Collins, after consulting with several parties regarding financing of a transaction, would not be making an offer but that "several third parties initiated contact with the special committee and expressed interest in the Company, and the special committee will be evaluating those indications of interest."

         HOWEVER, LESS THAN TWO MONTHS LATER, DESPITE HAVING RECEIVED BY THE COMPANY'S OWN ADMISSION TEN INDICATIONS OF INTEREST IN JANUARY OF 2004 AND DESPITE THE RECOMMENDATION OF THE SPECIAL COMMITTEE TO CONTINUE THE SALE PROCESS, THE COMPANY'S BOARD OF DIRECTORS TERMINATED THE SALE PROCESS AND DISSOLVED THE SPECIAL COMMITTEE. AS A RESULT OF THIS DECISION, ON FEBRUARY 13, 2004, TWO OF THE THREE INDEPENDENT DIRECTORS ON THE SPECIAL COMMITTEE, BOONE A. KNOX (WHO WAS THEN ALSO THE VICE CHAIRMAN OF THE COMPANY) AND JON R. BURKE, RESIGNED.

         In his resignation letter, Mr. Knox stated: "The Special Committee, after carefully considering the advice of financial advisors determined that the Company should permit selected interested and capable strategic buyers to conduct due diligence and negotiations to evaluate a possible sale of the Company. The Board of Directors has determined to discontinue this process. As a result of this decision, I hereby resign as a director, Vice Chairman and member of various committees of the Company and its subsidiaries effective February 13, 2004 and request that this letter and the forgoing reasons for my resignation be disclosed publicly." Mr. Burke's resignation letter was similar in its content.

         WE BELIEVE THAT THIS SEQUENCE OF EVENTS POINTS TO THE NEED TO ELECT INDIVIDUALS TO THE BOARD OF DIRECTORS WHO WILL AGGRESSIVELY PURSUE THE BEST COURSE TO MAXIMIZE VALUE FOR SHAREHOLDERS. IF OUR NOMINEES ARE ELECTED, THEY WILL PROPOSE THAT THE COMPANY IMMEDIATELY ENGAGE A NATIONALLY RECOGNIZED INVESTMENT BANKING FIRM TO CONDUCT A FULL AND FAIR REVIEW OF THE BEST

VALUE-MAXIMIZING OPTIONS FOR SHAREHOLDERS, INCLUDING A SALE OF THE COMPANY. IF SUCH FULL AND FAIR REVIEW DETERMINES THAT A SALE IS NOT THE BEST COURSE OF ACTION, OUR NOMINEES WILL RELENTLESSLY PURSUE ALL OTHER MEANS OF INCREASING VALUE FOR SHAREHOLDERS. IF SUCH REVIEW DETERMINES THAT A SALE IS THE BEST COURSE OF ACTION, WE WILL WORK TO PERSUADE THE OTHER MEMBERS OF THE BOARD OF DIRECTORS TO FOLLOW THROUGH TO MAXIMIZE SHAREHOLDER VALUE.

         On April 2, 2004, JANA notified the Company that it intended to nominate four directors for election to the Board of Directors. Prior to April 14th, 2004, the Company's bylaws stated that "A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders." Under this provision (the "pre-amendment bylaw"), the individuals selected solely by the Board of Directors to replace the two directors who resigned as a result of the Board of Directors' decision to end the sale process as described above would be standing for election at the Annual Meeting, in addition to the two Class III directors whose terms expire at the Annual Meeting, so that a total of four director seats on the Board of Directors would be voted upon at the Annual Meeting.

         On April 14, 2004, the Company amended its bylaws to state that directors elected by the Board of Directors to fill vacancies, such as the ones created by the resignations referred to above, would serve for the unexpired terms of the directors they replaced, rather than until the next shareholders' meeting. In addition, on April 14, 2004, the Company filed an application for a temporary restraining order and preliminary injunction in United States District Court to prevent JANA from nominating four individuals to the Board of Directors, claiming that the Company's own pre-amendment bylaw, which had been in existence for almost six years and which the Company had set forth in its public SEC filings, was invalid and accordingly that only two director seats would be up for election at the Annual Meeting. JANA in response filed a counterclaim requesting, among other things, that the court allow JANA to present shareholder proposals at the Annual Meeting.

         On April 29, 2004, the court both denied InterCept's request for a temporary restraining order and preliminary injunction preventing JANA from nominating four directors and ordered the Company to allow JANA to present shareholder proposals at the Annual Meeting. Following the court's order JANA announced that, consistent with the court's opinion, to avoid uncertainty at the Annual Meeting and to facilitate an orderly election, it would nominate only two individuals for election to the Board of Directors. On May 3, 2004, JANA delivered to the Company the proposals described below in "PROPOSALS 2, 3 AND 4:
BYLAW AMENDMENTS", which are designed to increase shareholder democracy at the Company and to allow the Company's shareholders to elect directors of their own choosing rather than those hand-picked by the Board of Directors.

                        PROPOSAL 1: ELECTION OF DIRECTORS

GENERAL

         The Company's articles of incorporation provide that its board of directors shall consist of at least four and no more than 12 directors. The Company's directors are divided into three classes, each class as nearly equal in number as possible. The Board of Directors determines the number of directors within these limits. The term of office of only one class of directors expires in each year. The directors elected at the Annual Meeting will hold office for a term of three years or until their successors are elected and qualified. The current number of directors is six. Article 3.8 of the bylaws of the Company allows shareholders to nominate persons for election as directors.

PROPOSAL 1: ELECTION OF JANA'S NOMINEES

         At the Annual Meeting, JANA will nominate and vote, individually and as proxy, in favor of its two nominees indicated below. JANA has selected these individuals because it believes both will aggressively pursue all opportunities to maximize the value of each shareholder's investment in InterCept.

         Nominees for Election - Class III Director, Term Expiring 2007

NAME               AGE     PRINCIPAL OCCUPATION AND BACKGROUND

Kevin J. Lynch     35      Mr. Lynch has been a Principal of JANA Partners LLC
                           since 2001. Prior to joining JANA, Mr. Lynch was an Investment Analyst at Sagaponack Partners, L.P., a private equity fund, from 1999 to 2001. Mr. Lynch has also held Associate positions at Cornerstone Equity
                           Investors, Prudential Equity Investors and Prudential
                           Investment Corporation. Mr. Lynch earned his Masters in Business Administration from Columbia Business
                           School in 1999, his B.S. from Penn State in 1990 and holds the Chartered Financial Analyst (CFA) designation.

Marc Weisman       51      Mr. Weisman is a co-founder of Sagaponack
                           Partners, L.P., a private equity investment partnership, where he has been a Principal since
                           1996. Prior to that, Mr. Weisman was a Director at Credit Suisse First Boston (CSFB), in the
                           Principal Transactions Group from 1995 to 1996.
                           Prior to joining CSFB, Mr. Weisman served as the Chief Financial Officer of The Adco Group from
                           1988 to 1995. Prior to that, Mr. Weisman worked at Oppenheimer & Co. from 1985 to 1988, first as
                           Chief Financial Officer and then as the head of Oppenheimer & Co.'s real estate investment banking group. Before embarking on a career in finance and investing, Mr. Weisman practiced law, including at the law firm of Weil, Gotshal & Manges from 1979 to 1985, where he was an associate and then a partner. Mr. Weisman earned B.A. and J.D. degrees from Temple University in 1974 and 1977, respectively, and received an L.L.M. in taxation from New York University in 1980.

         The principal business address of Mr. Lynch is 201 Post Street, Suite 1000, San Francisco, California 94108. The principal business address of Mr. Weisman is 645 Fifth Avenue, Eighth Floor, New York, New York 10022.

         Both Messrs. Lynch and Weisman are investors in affilates of JANA, which owns shares of common stock of the Company as described below in "INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES - Participant Ownership of and Transactions in the Company's Securities". None of the organizations listed above is a parent, subsidiary or other affiliate of the Company. The information above concerning age, principal occupation, background and principal business address of JANA's nominees has been furnished by the respective nominee.

         Each of JANA's nominees has agreed to be named in this Proxy Statement and, if elected, to serve as a director of the Company. Unless otherwise specified on the proxy card, JANA will vote any proxies it receives in favor of the election of the persons named above. JANA does not expect that any of its nominees will be unable to stand for election or serve as a director, but if any vacancy in JANA's slate occurs for any reason (including if the Company makes or announces any changes to its bylaws or takes or announces any other action that has, or if completed would have, the effect of disqualifying any or all of JANA's nominees), the Company's common stock represented by GOLD proxy cards received by JANA and not properly revoked will be voted for the substitute candidate(s) nominated by JANA in compliance with the rules of the SEC and any other applicable law and, if applicable, the Company's bylaws.

         You have the opportunity to withhold authority for JANA Partners, as proxy, to vote in favor of the election of any of its nominees as directors at the Annual Meeting by so indicating on the GOLD proxy card. There is no assurance that any of the Company's nominees will serve if elected with any of JANA's nominees.

         JANA RECOMMENDS THAT HOLDERS OF INTERCEPT COMMON STOCK VOTE IN FAVOR OF THE ELECTION OF JANA'S NOMINEES.

                 PROPOSALS 2, 3 AND 4: BYLAW AMENDMENTS

GENERAL

         The proposals set forth below are all designed to accomplish the same goal: to give shareholders a greater voice in the running of InterCept.

         Even if the current management of InterCept disagrees with us about the direction of the Company, WE ARE SURPRISED AND DISAPPOINTED THAT THEY ARE OPPOSED TO PROPOSALS DESIGNED SOLELY TO GIVE SHAREHOLDERS A GREATER VOICE IN THE AFFAIRS OF THE COMPANY. We have read and are not persuaded by the Company's rationale for opposing such proposals. Under InterCept's current bylaws, shareholders have no right to remove directors before their term expires unless "cause" such as fraud or criminal conduct exists and no right to fill vacancies on the Board of Directors under any circumstances. Plus, the bylaws currently require a majority of InterCept's shares just to cause the Company to call a special meeting to address issues of importance to shareholders. We think this imbalance in power is unacceptable.

         The proposals set forth below will correct this imbalance and we urge your support for each. If the current management of InterCept believes that public companies should be run with the full participation of their shareholders, we believe that they should support these proposals as well.

         The full text of our proposals setting forth each bylaw as it is proposed to be amended, together with such bylaw as it currently stands, is set forth in Schedule I. The percentage of votes required for the passage of each proposal as set forth below is based upon the requirements set forth by the Company in its proxy statement.

PROPOSAL 2:  GIVE SHAREHOLDERS GREATER POWER TO REMOVE DIRECTORS

         Under Section 3.3 of the Company's current bylaws, members of the Board of Directors may only be removed by the shareholders for cause, which is described in the comments to the Georgia Business Corporation Code (the "Georgia Code") as consisting of "fraud, criminal conduct, gross abuse of office amounting to a breach of trust, or similar misconduct". Furthermore, even if such cause exists, the Company's current bylaws require the vote of the holders of 66 2/3% of the votes entitled to be cast at a shareholders' meeting called for such purpose to effect removal.

         We believe this prevents shareholders from removing directors even when it is clear from the Company's performance that such change on the Board of Directors is necessary.

         However, under the Georgia Code, corporations can give shareholders the power to remove directors "with or without cause" by vote of the holders of a simple majority of a corporation's shares entitled to be cast at a shareholders' meeting called for such purpose.

         JANA proposes to give shareholders the right available under Georgia law to remove directors with or without cause by vote of the holders of a simple majority of the Company's shares entitled to be cast at a shareholders' meeting for which notice of the removal action has been given for such removal.

Shareholders are therefore asked to approve Proposal 2, the full text of which is set forth in Schedule I to this Proxy Statement.

         JANA and its advisors, based upon Georgia law, disagree with the Company's assertion that Proposal 2 would result in an invalid bylaw.

         Proposal 2 will be deemed to be approved if the holders of 66 2/3% of the votes entitled to be cast at the Annual Meeting vote in favor of approval.

             JANA RECOMMENDS THAT HOLDERS OF INTERCEPT COMMON STOCK
              VOTE "FOR" PROPOSAL 2 ON THE ENCLOSED GOLD PROXY CARD

PROPOSAL 3:  LET SHAREHOLDERS FILL VACANCIES ON THE BOARD OF DIRECTORS

         Under Section 3.4 of the Company's current bylaws, vacancies on the Board of Directors (such as those resulting from director resignations) may ONLY be filled by the remaining directors.

         We think this is contrary to the principles of shareholder democracy. In fact, it was this provision of the Company's current bylaws which allowed the Board of Directors to hand-pick successors to the two independent directors who resigned from the Board of Directors as a result of its decision to discontinue the sale process as described above and to place the Board of Directors' designees beyond the review and vote of shareholders for over a year in the case of one designee and over two years in the case of the other designee.

         However, under the Georgia Code, corporations can give the power to fill vacancies to shareholders as well, meaning that the Company's bylaws can be amended to prevent the Board from hand-picking replacements without any shareholder input in the future.

         JANA proposes to give shareholders the rights available under Georgia law by giving the right to fill such vacancies on the Board of Directors first to the shareholders and then to the Board of Directors if the shareholders fail to act at a shareholders' meeting called for such purpose, and, in the case of vacancies caused by removal, to give this power only to the shareholders. Shareholders are therefore asked to approve Proposal 3, the full text of which is set forth in Schedule I to this Proxy Statement.

         Proposal 3 will be deemed to be approved if the votes cast in favor of approval exceed the votes cast opposing approval.

             JANA RECOMMENDS THAT HOLDERS OF INTERCEPT COMMON STOCK VOTE "FOR" PROPOSAL 3 ON THE ENCLOSED GOLD PROXY CARD

PROPOSAL 4:  LOWER THE REQUIREMENT TO CALL SPECIAL MEETINGS

         Under Section 2.3 of the Company's current bylaws, special meetings must be called by the Company at the written request of the holders of 25% or more of the votes entitled to be cast at such meeting, or if at any time the

Company has more than 100 beneficial owners of its shares, as is currently the case, a majority of such votes. We believe this sets too high a bar for shareholders who wish to cause the Company to call special meetings to address issues of importance to them.

         However, under the Georgia Code, corporations can lower this requirement to allow the holders of a smaller percentage of shares to call a special meeting.

         JANA proposes to lower this requirement to 10% in all cases, as allowed under Georgia law. Shareholders are therefore asked to approve Proposal 4, the full text of which is set forth in Schedule I to this Proxy Statement.

         Proposal 4 will be deemed to be approved if a majority of the votes entitled to be cast at the Annual Meeting vote for approval.

             JANA RECOMMENDS THAT HOLDERS OF INTERCEPT COMMON STOCK
              VOTE "FOR" PROPOSAL 4 ON THE ENCLOSED GOLD PROXY CARD

SPROUT GROUP RIGHTS

         Under the provisions of the Company's Series A Preferred Stock as currently in effect, Sprout Capital IX, L.P. (the "Sprout Group"), as holders of over 99% of the Series A Preferred Stock, although they hold only approximately 3 1/2% of the total shares of the Company on an as-converted basis, has extensive approval rights with respect to actions taken by the Company or its shareholders, including any amendment to the Company's bylaws. Therefore, under the terms of the Series A Preferred Stock as currently in effect, even if the holders of the required percentage of the Company's common stock were to approve JANA's proposals to amend the Company's bylaws as set forth above, the Sprout Group's consent would be required for such bylaw amendments to become effective, and we will actively seek such consent.

         As we have stated, we believe our proposals to amend the bylaws are essential to increasing shareholder democracy at InterCept. We are hopeful therefore that the Sprout Group will consent to such amendments and intend to seek its support.

    YOUR VOTE IS ESPECIALLY IMPORTANT AT THIS YEAR'S ANNUAL MEETING. PLEASE SIGN, DATE AND RETURN THE GOLD CARD TODAY. IF YOU HAVE ALREADY RETURNED INTERCEPT'S WHITE PROXY CARD, YOU CAN CHANGE YOUR VOTE BY SIGNING AND RETURING A LATER-DATED GOLD PROXY CARD.

         IF YOU NEED HELP OR HAVE QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED GOLD PROXY CARD PLEASE CONTACT:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                               New York, NY 10016
                                 (800) 322-2885

              QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT

Q:     WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving this Proxy Statement and proxy card because you beneficially own shares of InterCept common stock and we, JANA Partners LLC, are seeking your support for an alternate slate of nominees for election to the Board of Directors of InterCept and for our proposals to amend InterCept's bylaws to increase the rights of shareholders to remove and elect directors and to call special meetings.

Q:     WHAT AM I VOTING ON?

A:     You are being asked to vote on:

       - the election of two individuals to the Board of Directors of InterCept;

       -      proposals by JANA to amend InterCept's bylaws to:

              o allow for the removal of directors with or without cause at a shareholders' meeting by the holders of a majority of votes entitled to be cast,

              o give shareholders the right to fill vacancies on InterCept's board of directors, and the exclusive right to fill vacancies caused by removal, and

              o lower the percentage of InterCept's shares required to cause InterCept to call a special meeting to 10%; and

       - to authorize JANA, or its representative, to vote upon such other business as may properly come before the Annual Meeting including any adjournment, postponement or rescheduling of the Annual Meeting.

       Cumulative voting is not permitted and dissenters' rights are not applicable to the matters being voted upon.

Q:     HOW DO I VOTE IN FAVOR OF JANA'S NOMINEES AND BYLAW AMENDMENT PROPOSALS?

A: When you sign the enclosed GOLD proxy card, you appoint JANA or its representative as your representative at the Annual Meeting. JANA or its representative will vote your shares of InterCept common stock at the Annual Meeting as you have instructed on the proxy card. This way, your shares of InterCept common stock will be voted whether or not you attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting in person, it is a good idea to complete, sign and return your

       GOLD proxy card in advance of the meeting, just in case your plans change. If you attend the Annual Meeting and vote in person, any proxy card you have submitted will be revoked.

       You may vote by mail or you may vote in person at the Annual Meeting. To vote by mail, you must sign and date the enclosed GOLD proxy card and mail it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted for the two individuals named below in "PROPOSAL 1: ELECTION OF DIRECTORS" and in favor of the proposals described below in "PROPOSALS 2, 3 AND 4: AMENDMENTS TO THE BYLAWS".

       If an issue comes up for vote at the meeting that is not on the proxy card, JANA or its representative will vote your shares of InterCept common stock, under your proxy, in its discretion.

       To vote in person at the Annual Meeting, you should attend the Annual Meeting and fill out the written ballot that will be distributed to InterCept's shareholders at the Annual Meeting. If you hold your InterCept common stock through a brokerage account but do not have a physical share certificate, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Q:     WHAT IS THE RECORD DATE?

A: The record date for the Annual Meeting is April 15, 2004. Only holders of record of InterCept common stock as of the close of business on that date, or the holders of proxies assigned by such holders, are entitled to vote at the Annual Meeting.

Q:     HOW MANY SHARES ARE OUTSTANDING?

A: According to InterCept's proxy statement, as of the record date, there were 20,272,148 shares of InterCept common stock outstanding, as well as 100,000 shares of Series A Preferred Stock (the "Series A Preferred Stock") outstanding. Each share of common stock entitles the holder to one vote on each matter presented at the Annual Meeting. Each share of Series A Preferred Stock entitles the holder to approximately 7.158 votes on each matter presented at the Annual Meeting. Additionally, the Company has granted to the holders of its Series A Preferred Stock, among other special rights, the right to block any amendment to the Company's articles of incorporation or bylaws by requiring the consent of a majority of the Series A Preferred Stock for such amendments. Therefore, under the terms of the Series A Preferred Stock as currently in effect, the bylaw amendments we are proposing must be approved by a majority of the holders of the Series A Preferred Stock to become effective following approval by the holders of the required percentage of the Company's common stock.

Q:     WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may revoke your proxy by signing and returning another proxy with a later date, voting in person at the Annual Meeting or giving written notice of revocation to the Secretary of InterCept.

Q:     HOW ARE VOTES COUNTED?

A: A majority of the outstanding shares of InterCept's common stock and Series A Preferred Stock (considered on an as-converted to common stock basis) as of the record date must be present at the meeting, either in person or by proxy, to hold the meeting and conduct business. This is called a quorum. Shares will be counted for quorum purposes if they are represented at the meeting for any purpose other than solely to object to holding the meeting or transacting business at the meeting. Abstentions and broker non-votes count as present for establishing a quorum. A "broker non-vote" occurs with respect to a proposal when a broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

       You may vote either "for" or "against" each matter to be considered at the Annual Meeting other than the election of directors.

       A representative of IVS Associates, an independent inspector of elections, will tabulate and certify the shareholder vote.

Q: HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS AND APPROVE JANA'S PROPOSALS TO AMEND THE BYLAWS?

A: If a quorum is present, the director nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. Each of our proposals to amend the Company's bylaws requires a different percentage of votes for approval. According to the Company's proxy statement:

       o Proposal 2 will be deemed to be approved if the holders of 66 2/3% of the votes entitled to be cast at the Annual Meeting vote in favor of approval.

       o Proposal 3 will be deemed to be approved if the votes cast in favor of approval exceed the votes cast opposing approval.

       o Proposal 4 will be deemed to be approved if a majority of the votes entitled to be cast at the Annual Meeting vote for approval.

       Proposals 2, 3 and 4 are described below in "PROPOSALS 2, 3 AND 4:
       BYLAW AMENDMENTS".

       You will be receiving at least two proxy statements, and corresponding proxy cards, for the matters to be voted on at the Annual Meeting, including one from InterCept and this Proxy Statement from us. EACH OF

       THESE PROXY STATEMENTS RELATES TO THE ELECTION OF DIRECTORS. HOWEVER, THIS PROXY STATEMENT RELATES TO AN ALTERNATE SLATE OF NOMINEES PROPOSED BY JANA AND NOT THE SLATE OF NOMINEES PROPOSED BY INTERCEPT.

Q:     WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

A: If your shares are held in the name of a brokerage firm, bank nominee or other institution ("custodian"), only such custodian can execute a proxy on your behalf. You should sign, date and return the GOLD proxy card provided by such custodian. If your shares are held in the name of a custodian and you wish to vote in person at the Annual Meeting, you may request a document from the custodian called a "legal proxy" and bring it with you to the Annual Meeting.

       If you need any assistance, please contact MacKenzie Partners, Inc. at
       (800) 322-2885.

       NO MATTER HOW YOU PLAN TO VOTE, WE STRONGLY ENCOURAGE YOU TO PARTICIPATE. THIS YEAR'S ANNUAL MEETING WILL BE CRUCIAL IN DETERMINING THE FUTURE OF INTERCEPT AND WE ENCOURAGE EVERY SHAREHOLDER TO CONSIDER EACH PROPOSAL CAREFULLY.

       -------------------------------------------------------------------------

                                     VOTING

         The information contained in the following five paragraphs is based on publicly available copies of the articles of incorporation and bylaws of the Company, the Company's proxy statement and on other information contained in the Company's public filings.

         The Board of Directors has fixed April 15, 2004 as the record date for the determination of the Company's shareholders that are entitled to notice of and to vote at the Annual Meeting. According to the Company's proxy statement, as of that date, there were 20,272,148 shares of the Company's common stock outstanding and 100,000 shares of Series A Preferred Stock outstanding. Each share of Series A Preferred Stock entitles the holder to approximately 7.158 votes on each matter presented at the Annual Meeting. According to the Company's proxy statement, a list of shareholders eligible to vote will be available at the Annual Meeting.

         Additionally, the Company has granted to the holders of its Series A Preferred Stock, among other special rights, the right to block any amendment to the Company's articles of incorporation or bylaws by requiring the consent of a majority of the Series A Preferred Stock for such amendments. Therefore, under the terms of the Series A Preferred Stock as currently in effect, the bylaw amendments we are proposing must be approved by the holders of a majority of the Series A Preferred Stock to become effective following approval by the holders of the required percentage of the Company's common stock.

         A majority of the outstanding shares of the Company's common stock and Series A Preferred Stock (considered on an as-converted to common stock basis) as of the record date, also known as a quorum, must be present at the meeting, either in person or by proxy, to hold the meeting and conduct business. Shares will be counted for quorum purposes if they are represented at the meeting for any purpose other than solely to object to holding the meeting or transacting business at the meeting. Abstentions and broker non-votes count as present for establishing a quorum. A "broker non-vote" occurs with respect to a proposal when a broker is not permitted to vote on the proposal without instruction from the beneficial owner of the shares and no instruction is given.

         Two individuals will be elected to the Board of Directors at the Annual Meeting as Class III Directors whose terms expire in 2007. If a quorum is present, the director nominees receiving the highest number of votes for their election, also known as a plurality, within each class of director will be elected directors of that class. Proposal 2 will be deemed to be approved if the holders of 66 2/3% of the votes entitled to be cast at the Annual Meeting vote in favor of approval. Proposal 3 will be deemed to be approved if the votes cast in favor of approval exceed the votes cast opposing approval. Proposal 4 will be deemed to be approved if a majority of the votes entitled to be cast at the Annual Meeting vote for approval. Proposals 2, 3 and 4 are described below in "PROPOSALS 2, 3 AND 4: AMENDMENTS TO THE BYLAWS". Shareholders do not have cumulative voting rights.

         The Board of Directors has established an Audit Committee, a Nominating and Governance Committee and a Compensation and Stock Option Committee. Information regarding membership, meetings and policies and procedures of these committees is contained in the proxy statement of the Company furnished to shareholders in connection with the Annual Meeting.

         If you execute and return the enclosed form of GOLD proxy card, you may still revoke that proxy at any time before the polls close at the Annual Meeting. You may do so by filing with the Secretary of the Company a written notice of revocation, by executing and returning a proxy card bearing a later date than your most recently submitted proxy card or by attending the Annual Meeting and voting in person. Your execution of a proxy card will not affect your right to attend the Annual Meeting and vote in person, but your attendance at the Annual Meeting will not, by itself, revoke a proxy that you have previously executed and delivered.

         IF YOU, AS A COMPANY SHAREHOLDER, WISH TO VOTE FOR JANA'S NOMINEES AND BYLAW AMENDMENT PROPOSALS, YOU SHOULD SUBMIT THE ENCLOSED GOLD PROXY CARD WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING IN PERSON. YOU SHOULD NOT SUBMIT THE COMPANY'S PROXY CARD.

         Unless you indicate contrary instructions on the enclosed GOLD proxy card, all shares of the Company's common stock represented by valid GOLD proxy cards, which have not been revoked as described above, will be voted:

          o    FOR the election of JANA's nominees named below in "PROPOSAL 1:
               ELECTION OF DIRECTORS";

          o    FOR the proposals described below in "PROPOSALS 2, 3 AND 4:
               BYLAW AMENDMENTS"; and

          o at the discretion of the proxy holder(s) on such other business as may properly come before the Annual Meeting, including any decision to adjourn, postpone or reschedule the Annual Meeting.

        YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT.

                PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD
       AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU
                     INTEND TO ATTEND THE MEETING IN PERSON.

       ------------------------------------------------------------------

             INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES

INFORMATION CONCERNING PARTICIPANTS

         Under applicable SEC regulations, JANA and each of its nominees for the Board of Directors is deemed to be a "participant" for purposes of this Proxy Statement. The principals of JANA, Barry Rosenstein and Gary Claar, may also be deemed to be "participants" for purposes of this Proxy Statement. Barry Rosenstein, 45, has been a Managing Member of JANA Partners LLC since 2001 and prior to that was a Principal at Sagaponack Partners, L.P., a private equity fund, from 1993 to 2001. The principal business address of Mr. Rosenstein is 201 Post Street, San Francisco, CA 94108. Gary Claar, 37, has been a Managing Member of JANA Partners LLC since 2001 and prior to that was a Principal at Marathon Advisors LLC, an investment fund, from 1999 to 2001. The principal business address of Mr. Claar is 200 Park Avenue, New York, NY 10166. Both Messrs. Rosenstein and Claar are investors in affiliates of JANA, which owns shares of common stock of the Company as described below in "Participant Ownership of and Transactions in the Company's Securities". The principal business address of JANA is 201 Post Street, Suite 1000, San Francisco, California 94108. The name, business address and principal occupation of each of JANA's nominees for the Board of Directors is set forth above under "PROPOSAL 1: ELECTION OF DIRECTORS".

         If elected, each of JANA's nominees would be considered an independent director under NASDAQ rules applicable to service on audit committees. None of JANA's nominees currently serves as a director of the Company.

         Marc Weisman has entered into an Indemnification Agreement with JANA, pursuant to which JANA has agreed to indemnify him from and against any losses incurred by such nominee resulting from, relating to, or arising out of his nomination for election as a director of the Company at the 2004 Annual Meeting, his service as a director of the Company or any committee of the board of the Company, if elected, and his service as an officer, employee or agent of the Company, if so appointed. Other than as set forth herein, there are no arrangements or understandings between JANA and any of JANA's nominees or any other person or persons pursuant to which the nominations described herein are to be made, other than the consent by each of JANA's nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.

         JANA's nominees will not receive any compensation from JANA for their services as directors of the Company if elected. If elected, JANA's nominees will be entitled to such compensation from the Company as is consistent with the Company's past practices for services of non-employee directors, which is described in the Company's proxy statement furnished to shareholders in connection with the Annual Meeting.

         Except as otherwise set forth in this Proxy Statement, none of the participants or their associates has any arrangement or understanding with any person (i) with respect to any future employment by the Company or its affiliates or (ii) with respect to future transactions to which the Company or any of its affiliates will or may be a party, or any material interest, direct or indirect, in any transaction that has occurred since January 1, 2003 or any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party and in which the amount involved exceeds $60,000.

         Except as otherwise set forth in this Proxy Statement, there are no material proceedings in which any of the participants or any of their associates is a party adverse to the Company or any of its subsidiaries, or proceedings in which any of the participants or their associates have a material interest adverse to the Company or any of its subsidiaries. On April 14, 2004, the Company filed a Verified Complaint for Injunctive and Declaratory Relief, naming JANA Partners LLC and JANA Master Fund, Ltd. as defendants. JANA removed the lawsuit to the United States District Court for the Northern District of Georgia (the "court"). On April 14, 2004, the Company filed an application for a temporary restraining order and preliminary injunction to prevent JANA from nominating four individuals to the Board of Directors. On April 26, 2004, JANA filed an answer to the Company's complaint, a counterclaim, and a response to the Company's application for a temporary restraining order and preliminary injunction. In its counterclaim, which named the Company and the members of the Board of Directors as counterclaim-defendants, JANA requested that the court allow JANA to nominate four nominees for election to the Board of Directors at the Annual Meeting, order the Company to turn over certain requested books and records, allow JANA to present shareholder proposals at the Annual Meeting, allow JANA to nominate at least two directors should JANA be unable to nominate four, and prevent the Board of Directors from taking actions in violation of their fiduciary duties designed to discourage JANA's efforts to participate in InterCept's governance. On April 29, 2004, the court entered an order denying InterCept's request for a temporary restraining order and preliminary injunction and ordering the Company to allow JANA to submit proposals for business to be discussed at the Annual Meeting. On May 3, 2004, JANA delivered to the Company the proposals described in this Proxy Statement and announced that consistent with the court's order, to avoid uncertainty at the Annual Meeting and to facilitate an orderly election, it would nominate only two persons for election as directors at the Annual Meeting. According to the Company's proxy statement, the Company and the other counterclaim-defendants have until May 17, 2004, to respond to JANA's counter-claim.

         None of the participants has ever served on the Board of Directors. Except as otherwise set forth in this Proxy Statement, none of the participants nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to other plans, or other compensation, from, or related to, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K under the Securities Act of 1933, as amended ("Regulation S-K").

         Except as otherwise set forth in this Proxy Statement, none of the relationships regarding the participants described in Item 404(b) of Regulation S-K exists or has existed. To the knowledge of JANA Partners, there are no relationships involving any of the participants or any of their associates that would have required disclosure under Item 402(j) of Regulation S-K had the participants been directors of the Company. There are no family relationships (as defined in Section 401(d) of Regulation S-K) between any participant and any director or officer of the Company or person nominated by the Company to become a director or executive officer.

         Except as otherwise set forth in this Proxy Statement, none of the participants have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) in the ten past years.

INFORMATION CONCERNING OTHER REPRESENTATIVES OF JANA

         JANA has engaged MacKenzie Partners as its proxy solicitation agent. JANA anticipates that certain employees of MacKenzie Partners may communicate in person, by telephone or otherwise with institutions, brokers or other persons that are shareholders of the Company for the purpose of assisting in the solicitation of proxies. Although MacKenzie Partners does not admit that it or any of its directors, officers, employees, affiliates or controlling persons is a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act, or that Schedule 14A requires the disclosure of certain information concerning them, the employees of MacKenzie Partners listed below may assist JANA in such solicitation of proxies. The business address of each such employee is 105 Madison Avenue, New York, New York 10016, and the telephone number of each such person is (212) 929-5500. Each person listed below is a citizen of the United States.

NAME                                       TITLE

Daniel H. Burch                            Chief Executive Officer

Lawrence Dennedy                           Executive Vice President

Robert C. Marese                           Vice President


PARTICIPANT OWNERSHIP OF AND TRANSACTIONS IN THE COMPANY'S SECURITIES

         Other than as disclosed in this Proxy Statement, neither JANA nor, to the knowledge of JANA, any of the participants: (1) owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company;
(2) owns beneficially, directly or indirectly, or of record but not beneficially, any securities of any subsidiary of the Company; or (3) is, or was since January 1, 2003, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. JANA's participants disclaim beneficial ownership of any securities of the Company owned by JANA, and this Proxy Statement shall not be deemed an admission that any participant is the beneficial owner of such securities for any purpose.

         The following table sets forth the name of each participant who purchased or sold the Company's common stock within the previous two years, the date of the transaction and the amount purchased or sold:

  Shares of Common Stock
      Purchased             Price Per Share               Date of Purchase

                                JANA PARTNERS LLC

         218, 610                   $12.3390                  03/10/04
          160,000                   $12.7084                  03/11/04
           50,000                   $12.4533                  03/12/04
           80,000                   $11.9757                  03/15/04
           67,600                   $11.4782                  02/23/04
          201,027                   $10.7546                  03/24/04
           50,000                   $10.8500                  03/25/04
          112,700                   $11.6988                  03/30/04
           95,400                   $12.0020                  03/31/04
          176,200                   $12.2856                  04/01/04
          173,900                   $12.4782                  04/02/04
          150,500                   $12.4860                  04/05/04
           84,000                   $12.8200                  04/07/04
           20,000                   $12.9000                  04/12/04
          156,500                   $14.7800                  05/11/04

As of May 12, 2004, JANA Partners LLC beneficially owned, through various accounts under its management and control, 1,796,437 shares of the Company's common stock (including options and units exercisable for or convertible into common stock), or 8.9% of the Company's outstanding common stock. The record date for the Annual Meeting is April 15, 2004.

                              COST OF SOLICITATION

         JANA intends to seek reimbursement for the cost of this solicitation, including the costs of the reimbursements described below, from the Company if any of its nominees are elected as directors or if any of the bylaw amendment proposals are approved at the Annual Meeting. Additionally, JANA intends to seek reimbursement for its litigation costs incurred as a result of its nomination of directors, proposals to amend the bylaws and related matters. JANA does not intend to seek shareholder approval for such reimbursement. While no precise estimate of this cost can be made at the present time, JANA currently estimates that it will spend a total of approximately $[ ] for its solicitation of proxies, including expenditures for attorneys, solicitors and advertising, public relations, printing, transportation and related expenses, and approximately $[ ] in connection with litigation. As of May [ ], 2004, JANA had incurred proxy solicitation expenses of approximately $[ ], and litigation expenses of approximately $[ ]. In addition to soliciting proxies by mail, proxies may be solicited in person or by telephone or telecopy or through advertisements. Information regarding certain representatives of JANA who may solicit or participate in the solicitation of proxies is set forth above under the heading "INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES".

         Additionally, JANA will reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of the Company's common stock. JANA will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services.

         JANA has retained the proxy solicitation firm of MacKenzie Partners, Inc. in connection with the solicitation of proxies for the Annual Meeting. MacKenzie will be paid a customary fee for its services, and will produce and place all advertising copy at regular open-line rates. JANA also has agreed to reimburse MacKenzie for its expenses, and to indemnify MacKenzie against certain liabilities and claims, incurred in connection with its performance of services pursuant to its engagement by JANA.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Information regarding the requirements for shareholders to submit proposals to the Company for the 2005 annual meeting is contained in the Company's proxy statement furnished to shareholders in connection with the Annual Meeting.

                             ADDITIONAL INFORMATION

         Certain information as to the number and percentage of outstanding shares beneficially owned by (i) each of the Company's directors, (ii) each named executive officer of the Company,(iii) each person known to the Company to own more than 5% of the Company's common stock and (iv) all executive officers and directors of the Company as a group, is contained in the Company's proxy statement furnished to shareholders in connection with the Annual
Meeting.

         Certain of the information contained in this Proxy Statement is based on publicly available information filed by the Company with the SEC.

         JANA is not aware of any other substantive matters to be considered at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, then JANA will vote all proxies held by it in accordance with its best judgment and consistent with the federal proxy rules.

                QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE
               ACCOMPANYING GOLD PROXY CARD SHOULD BE DIRECTED TO:


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

                        ---------------------------------

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                               New York, NY 10016
                                 (800) 322-2885
                       ----------------------------------

                                    IMPORTANT

1. Your proxy is important no matter how many shares of the Company's common stock you own. Be sure to vote on the GOLD proxy card. JANA urges you NOT to sign any proxy card which is sent to you by InterCept.

2. If you have already submitted a proxy card to InterCept for the 2004 Annual Meeting, you may change your vote to a vote "FOR" the election of JANA's four nominees by completing, signing, dating and returning JANA's GOLD proxy card, which must be dated after any proxy card you may previously have submitted to InterCept. Only your last dated proxy card for the Annual Meeting will count at the Annual Meeting.

3. If any of your shares are held in the name of a bank, broker or other nominee, please contact the person responsible for your account and direct him or her to vote on the GOLD proxy card "FOR" the election of JANA's nominees.

4. If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one GOLD proxy card. We encourage you to vote each GOLD proxy card that you receive.

5. If you have any questions or need assistance in voting your shares, please contact our proxy solicitors, McKenzie Partners, Inc., at the number set forth below:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                               New York, NY 10016
                                 (800) 322-2885



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



                                   SCHEDULE I

                             FULL TEXT OF PROPOSAL 2

     BE IT HERBY RESOLVED, that Section 3.3 of the Bylaws is amended and restated in its entirety as follows: "The entire Board of Directors or any individual director may be removed with or without cause by the shareholders, provided that directors elected by a particular Voting Group may be removed with or without cause only by the shareholders in that Voting Group. Removal action may be taken only at a shareholders' meeting for which notice of the removal action has been given, and a director may be removed only by the holders of at least a majority of the votes entitled to be cast. If any removed director is a member of any committee of the Board of Directors, he shall cease to be a member of that committee when he ceases to be a director. A removed director's successor, if any, may be elected at the same meeting to serve the unexpired term. The Board of Directors may not amend or repeal or adopt any bylaw provision inconsistent with this Section 3.3."

Current Section 3.3 of the Company's Bylaws:

     "The entire Board of Directors or any individual director may be removed with cause by the shareholders, provided that directors elected by a particular Voting Group may be removed only by the shareholders in that Voting Group. Removal action may be taken only at a shareholders' meeting for which notice of the removal action has been given, and a director may be removed only by the holders of 66 2/3% of the votes entitled to be cast. If any removed director is a member of any committee of the Board of Directors, he shall cease to be a member of that committee when he ceases to be a director. A removed director's successor, if any, may be elected at the same meeting to serve the unexpired term. Directors may not be removed without cause.

                             FULL TEXT OF PROPOSAL 3

     BE IT HERBY RESOLVED, that the second sentence of Section 3.4 of the Bylaws is amended and restated in its entirety as follows: "Any vacancy occurring on the Board of Directors, including a vacancy resulting from an increase in the number of directors, shall be filled by the shareholders at a shareholders' meeting called for such purpose, or if the shareholders fail to act to fill the vacancy at such shareholders' meeting, by the Board of Directors, even if the remaining directors constitute less than a quorum of the Board of Directors; PROVIDED, HOWEVER, that if the vacant office was held by a director elected by a particular Voting Group, only the holders of shares of that Voting Group or, if such holders fail to act to fill the vacancy at a shareholders' meeting called for such purpose, the remaining directors elected by that Voting Group shall be entitled to fill the vacancy; PROVIDED FURTHER, HOWEVER, that if the vacant office was held by a director elected by a particular Voting Group AND there is no remaining director elected by that Voting Group, the other remaining directors or director (elected by another Voting Group or Groups) may fill the vacancy if the shareholders of the vacated director's Voting Group fail to act to fill the vacancy at a shareholders' meeting called for such purpose; PROVIDED FURTHER, HOWEVER, that notwithstanding the foregoing, a vacancy occurring as a result of a removal of a director with or without cause shall be filled exclusively by the shareholders or, if applicable, holders of shares of a particular Voting Group, at a shareholders' meeting called for such purpose. The Board of Directors may not amend or repeal or adopt any bylaw provision inconsistent with the previous sentence of this Section 3.4."

Current Section 3.4 of the Company's bylaws:

     "A vacancy or vacancies in the Board of Directors may result from the death, resignation, disqualification, or removal of any director, or from an increase in the number of directors. Any vacancy occurring on the Board of Directors, including a vacancy resulting from an increase in the number of directors, may only be filled by the affirmative vote of the remaining directors, even if the remaining directors constitute less than a quorum of the Board of Directors; PROVIDED, HOWEVER, that if the vacant office was held by a director elected by a particular Voting Group, only the holders of shares of that Voting Group or the remaining directors elected by that Voting Group shall be entitled to fill the vacancy; PROVIDED FURTHER, HOWEVER, that if the vacant office was held by a director elected by a particular Voting Group AND there is no remaining director elected by that Voting Group, the other remaining directors or director (elected by another

     Voting Group or Groups) may fill the vacancy during an interim period before the shareholders of the vacated director's Voting Group act to fill the vacancy. In accordance with Section 14-2-805(d) of the Georgia Business Corporation Code, a director elected to fill a vacancy: (i) in an existing director position shall be elected for the unexpired term of the predecessor in office of such director position; and (ii) in a new director position created by reason of an increase in the number of directors shall be elected until the next election of directors by the shareholders if such vacancy is filled by the Board of Directors, and in each case until election and qualification of the successor to such director."

                             FULL TEXT OF PROPOSAL 3

     BE IT HERBY RESOLVED, that Section 2.3 of the Bylaws is amended and restated in its entirety as follows: "Special meetings of shareholders of one or more classes or series of the Corporation's shares may be called at any time by the Board of Directors, the Chairman of the Board, or the President, and shall be called by the Corporation upon the written request (in compliance with applicable requirements of the Code) of the holders of shares representing ten percent (10%) or more of the votes entitled to be cast on each issue proposed to be considered at the special meeting. The Board of Directors may not amend or repeal or adopt any bylaw provision inconsistent with the previous sentence of this Section 2.3."

Current Section 2.3 of the Company's bylaws:

         "Special meetings of shareholders of one or more classes or series of the Corporation's shares may be called at any time by the Board of Directors, the Chairman of the Board, or the President, and shall be called by the Corporation upon the written request (in compliance with applicable requirements of the Code) of the holders of shares representing twenty-five percent (25%) or more of the votes entitled to be cast on each issue proposed to be considered at the special meeting; provided, however, that at any time the Corporation has more than 100 beneficial owners (as defined in Section 14-2-1110 of the Code) of its shares, such written request must be made by holders of a majority of such votes. The business that may be transacted at any special meeting of shareholders shall be limited to that proposed in the notice of the special meeting given in accordance with Section 2.4 (including related or incidental matters that may be necessary or appropriate to effectuate the proposed business)."

GOLD PROXY
                                PRELIMINARY COPY

                              SUBJECT TO COMPLETION

                               DATED MAY 11, 2004



                                 INTERCEPT, INC.

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 24, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF JANA PARTNERS LLC AND
                  NOT ON BEHALF OF THE BOARD OF INTERCEPT, INC.

         The undersigned hereby constitutes and appoints JANA Partners LLC, proxy of the undersigned ("Proxy Representatives"), attorneys and agents with full power of substitution, to vote all of the shares of InterCept, Inc., a Georgia corporation, which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of InterCept, Inc. to be held on June 24, 2004, at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, 30092, beginning at 8:30 a.m. EDT, or at any adjournments, postponements or reschedulings thereof, as shown on the voting side of this card.

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF A CHOICE IS NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR JANA PARTNERS LLC'S NOMINEES AS DIRECTORS AND FOR JANA'S PROPOSALS, EACH AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OF JANA PARTNERS LLC.

         CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

GOLD PROXY

         THIS PROXY IS BEING SOLICITED ON BEHALF OF JANA PARTNERS LLC AND NOT ON BEHALF OF THE BOARD OF INTERCEPT, INC. JANA PARTNERS LLC RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES AS DIRECTORS, BY CHECKING THE FIRST BOX BELOW MARKED "FOR ALL NOMINEES" AND "FOR" EACH OF PROPOSALS 2, 3 AND 4.

         NONE OF THE FOLLOWING PROPOSALS ARE CONDITIONED UPON OR RELATED TO THE APPROVAL OF OTHER PROPOSALS.

             PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE: [X]

1. Proposal to elect Kevin J. Lynch and Marc Weisman as Class III Directors to serve until the 2007 Annual Meeting of Shareholders

[ ] FOR ALL NOMINEES

[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ] FOR ALL NOMINEES EXCEPT:

-------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's or nominees' name in the space provided above.

2. Proposal to give holders of a majority of shares power to remove directors with or without cause.

            FOR           AGAINST       ABSTAIN

            [ ]           [ ]           [ ]

JANA recommends a vote "FOR" this proposal.

3.  Proposal to let shareholders fill vacancies on the Board of Directors.

            FOR           AGAINST       ABSTAIN

            [ ]           [ ]           [ ]

JANA recommends a vote "FOR" this proposal.

4.  Proposal to lower the requirement to call special meetings to 10% of shares.

            FOR           AGAINST       ABSTAIN

            [ ]           [ ]           [ ]

JANA recommends a vote "FOR" this proposal.

5. In the discretion of the Proxy Representatives, the Proxy Representatives are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment, postponement or rescheduling thereof.

Dated ________________________, 2004

------------------------------
(Signature)

------------------------------
(Signature if held jointly)

------------------------------
(Title)

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by a duly authorized person.